UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-21477

Western Asset / Claymore Inflation-Linked Opportunities & Income Fund
(Exact name of registrant as specified in charter)

385 East Colorado Boulevard Pasadena, CA		91101
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-888-777-0102

Date of fiscal year end:	December 31

Date of reporting period:	September 30, 2011

Item 1.  Schedule of Investments

WESTERN ASSET/CLAYMORE

INFLATION — LINKED OPPORTUNITIES &

INCOME FUND

FORM N-Q

SEPTEMBER 30, 2011

WESTERN ASSET/CLAYMORE INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Schedule of investments (unaudited)

September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
U.S. TREASURY INFLATION PROTECTED SECURITIES — 78.8%
U.S. Treasury Bonds, Inflation Indexed	3.375%	1/15/12	54,155,472	$54,608,158
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/25	4,411,032	5,448,657
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	141,204,655	167,735,739
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	53,385,750	61,844,081
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	7,598,039	9,754,575
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	11,008,944	16,564,156
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	11,488,397	14,576,799	(a)
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	5,241,239	6,693,225
U.S. Treasury Notes, Inflation Indexed	0.625%	4/15/13	10,486,498	10,679,848
U.S. Treasury Notes, Inflation Indexed	2.000%	1/15/14	67,082,808	71,212,560
U.S. Treasury Notes, Inflation Indexed	1.250%	4/15/14	33,170,643	34,754,010
U.S. Treasury Notes, Inflation Indexed	2.000%	7/15/14	6,760,386	7,273,222
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/15	9,868,555	10,619,493
U.S. Treasury Notes, Inflation Indexed	0.500%	4/15/15	21,373,095	22,239,710
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/16	8,987,296	9,285,701
U.S. Treasury Notes, Inflation Indexed	2.500%	7/15/16	2,651,532	3,047,398
U.S. Treasury Notes, Inflation Indexed	2.375%	1/15/17	24,032,366	27,635,346
U.S. Treasury Notes, Inflation Indexed	1.625%	1/15/18	30,543,120	34,172,498
U.S. Treasury Notes, Inflation Indexed	1.375%	7/15/18	27,818,294	30,826,147
U.S. Treasury Notes, Inflation Indexed	2.125%	1/15/19	5,787,980	6,741,191
U.S. Treasury Notes, Inflation Indexed	1.250%	7/15/20	30,894,415	34,106,939
U.S. Treasury Notes, Inflation Indexed	1.125%	1/15/21	17,269,586	18,849,477
U.S. Treasury Notes, Inflation Indexed	0.625%	7/15/21	24,661,008	25,739,927
TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $608,499,150)				684,408,857
ASSET-BACKED SECURITIES — 0.4%
Bayview Financial Acquisition Trust, 2004-C A1	0.867%	5/28/44	33,804	30,959	(b)
Bear Stearns Asset-Backed Securities Inc., 2007-SD2 2A1	0.635%	9/25/46	150,112	75,266	(b)
Bear Stearns Asset-Backed Securities Trust, 2001-3 A1	1.135%	10/27/32	8,906	7,649	(b)
Countrywide Asset-Backed Certificates, 2004-2 M1	0.985%	5/25/34	548,348	390,022	(b)
Countrywide Home Equity Loan Trust, 2007-GW A	0.979%	8/15/37	1,489,223	1,189,225	(b)
Greenpoint Mortgage Funding Trust, 2005-HE1	0.835%	9/25/34	518,390	458,008	(b)
MSCC HELOC Trust, 2005-1 A	0.425%	7/25/17	46,188	38,469	(b)
New Century Home Equity Loan Trust, 2003-A M1	1.360%	10/25/33	359,803	295,973	(b)(c)
RAAC Series, 2006-RP3 A	0.505%	5/25/36	1,238,071	735,251	(b)(c)
Security National Mortgage Loan Trust, 2006-3A A2	5.830%	1/25/37	300,000	206,943	(b)(c)
TOTAL ASSET-BACKED SECURITIES (Cost — $1,859,854)				3,427,765
COLLATERALIZED MORTGAGE OBLIGATIONS — 1.2%
Banc of America Funding Corp., 2005-F 4A1	2.780%	9/20/35	279,713	190,208	(b)
Banc of America Funding Corp., 2006-D 6A1	5.358%	5/20/36	1,386,239	860,957	(b)
Bayview Commercial Asset Trust, 2005-2A A2	0.585%	8/25/35	39,057	29,722	(b)(c)
Bear Stearns Adjustable Rate Mortgage Trust, 2004-1 23A1	5.453%	4/25/34	365,885	344,659	(b)
Bear Stearns Alt-A Trust, 2007-1 1A1	0.395%	1/25/47	313,842	108,264	(b)
Citigroup Mortgage Loan Trust Inc., 2005-11A3	4.900%	12/25/35	501,176	443,567	(b)
Citigroup Mortgage Loan Trust Inc., 2007-6 1A1A	2.345%	3/25/37	801,822	406,307	(b)
Countrywide Alternative Loan Trust, 2004-33 1A1	2.767%	12/25/34	10,781	7,997	(b)
Countrywide Alternative Loan Trust, 2004-33 2A1	3.173%	12/25/34	10,302	7,711	(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2003-56 6A1	3.014%	12/25/33	1,878,582	1,655,940	(b)
Downey Savings & Loan Association Mortgage Loan Trust, 2004-AR1 A2B	0.650%	9/19/44	49,651	25,678	(b)
First Horizon Alternative Mortgage Securities, 2004-AA4 A1	2.356%	10/25/34	22,712	19,093	(b)
First Horizon Alternative Mortgage Securities, 2006-FA8 1A8	0.605%	2/25/37	301,885	158,882	(b)

See Notes to Schedule of Investments.

WESTERN ASSET/CLAYMORE INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Schedule of investments (unaudited) (cont’d)

September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)
Green Tree Home Improvement Loan Trust, 1995-C B2	7.600%	7/15/20	1,355	$1,336
Harborview Mortgage Loan Trust, 2006-02	2.785%	2/25/36	344,534	196,814	(b)
Harborview Mortgage Loan Trust, 2006-13 A	0.410%	11/19/46	945,496	458,506	(b)
Harborview Mortgage Loan Trust, 2007-7 2A1A	1.235%	11/25/47	85,068	52,628	(b)
Indymac Index Mortgage Loan Trust, 2006-AR15 A1	0.355%	7/25/36	2,243,686	1,012,055	(b)
MASTR Adjustable Rate Mortgages Trust, 2006-2 3A1	2.867%	1/25/36	854,744	653,233	(b)
MASTR Adjustable Rate Mortgages Trust, 2006-OA1 1A1	0.445%	4/25/46	620,938	325,303	(b)
Morgan Stanley Mortgage Loan Trust, 2007-11AR 2A3	4.883%	6/25/37	244,824	125,903	(b)
Nomura Asset Acceptance Corp., 2004-AR4 1A1	2.454%	12/25/34	76,719	69,482	(b)
RBSGC Mortgage Pass-Through Certificates, 2007-B 1A4	0.685%	1/25/37	307,622	152,915	(b)
Residential Asset Securitization Trust, 2003-A1 A2	0.735%	3/25/33	25,193	25,149	(b)
Structured Asset Securities Corp., 2002-3 B2	6.500%	3/25/32	484,776	447,039
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.150%	9/25/37	247,878	241,146	(b)
WaMu Mortgage Pass-Through Certificates, 2004-AR08 A1	0.608%	6/25/44	34,806	24,295	(b)
WaMu Mortgage Pass-Through Certificates, 2007-HY1 4A1	2.652%	2/25/37	428,031	297,692	(b)
WaMu Mortgage Pass-Through Certificates, 2007-HY3 1A1	5.235%	3/25/37	317,256	194,503	(b)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2004-AR02 A	1.642%	4/25/44	2,232,646	1,719,182	(b)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR06 2A	1.212%	8/25/46	361,492	163,238	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR11 1A	1.212%	9/25/46	84,997	53,960	(b)
Washington Mutual Mortgage Pass-Through Certificates, 2006-AR01 A1B	0.555%	2/25/36	116,174	15,176	(b)
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $7,570,786)				10,488,540
COLLATERALIZED SENIOR LOANS — 0.6%
CONSUMER DISCRETIONARY — 0.1%
Multiline Retail — 0.1%
Dollar General Corp., Term Loan B1	2.979 - 3.003%	7/7/14	1,067,120	1,055,615	(d)
HEALTH CARE — 0.4%
Health Care Providers & Services — 0.4%
Community Health Systems Inc., Delayed Draw Term Loan	2.569%	7/25/14	94,586	88,373	(d)
Community Health Systems Inc., Term Loan B	2.569%	7/25/14	1,841,714	1,720,724	(d)
HCA Inc., Term Loan B1	2.619%	11/18/13	1,281,282	1,240,601	(d)
TOTAL HEALTH CARE				3,049,698
TELECOMMUNICATION SERVICES — 0.1%
Wireless Telecommunication Services — 0.1%
MetroPCS Wireless Inc., Term Loan B2	4.071%	11/4/16	890,161	860,489	(d)
TOTAL COLLATERALIZED SENIOR LOANS (Cost — $4,824,635)				4,965,802
CORPORATE BONDS & NOTES — 4.6%
CONSUMER DISCRETIONARY — 0.2%
Automobiles — 0.2%
Ford Motor Credit Co., LLC, Senior Notes	5.875%	8/2/21	1,940,000	1,929,685
CONSUMER STAPLES — 0.6%
Beverages — 0.2%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	3.625%	4/15/15	1,320,000	1,413,297
Food Products — 0.4%
Kraft Foods Inc., Senior Notes	4.125%	2/9/16	3,490,000	3,716,379
TOTAL CONSUMER STAPLES				5,129,676

See Notes to Schedule of Investments.

WESTERN ASSET/CLAYMORE INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Schedule of investments (unaudited) (cont’d)

September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
ENERGY — 1.4%
Oil, Gas & Consumable Fuels — 1.4%
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	1,730,000		$1,937,600
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	5,000,000		5,791,300
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	2,350,000		2,520,375
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	1,150,000		1,193,700
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	223,000		231,920	(c)
TOTAL ENERGY					11,674,895
FINANCIALS — 1.1%
Capital Markets — 0.4%
Goldman Sachs Group Inc., Senior Notes	4.750%	7/15/13	2,810,000		2,891,734
Kaupthing Bank HF, Subordinated Notes	7.125%	5/19/16	4,410,000		0	(c)(e)(f)(g)(h)
Total Capital Markets					2,891,734
Commercial Banks — 0.0%
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	2,540,000		0	(c)(e)(f)(g)(h)
Consumer Finance — 0.1%
Ally Financial Inc., Senior Notes	7.500%	12/31/13	522,000		529,830
Ally Financial Inc., Subordinated Notes	8.000%	12/31/18	626,000		569,660
Total Consumer Finance					1,099,490
Diversified Financial Services — 0.5%
Bank of America Corp., Senior Notes	4.500%	4/1/15	1,990,000		1,886,011
Citigroup Inc., Senior Notes	6.010%	1/15/15	2,560,000		2,720,727
Total Diversified Financial Services					4,606,738
Insurance — 0.1%
Berkshire Hathaway Inc., Senior Notes	3.200%	2/11/15	930,000		977,775
TOTAL FINANCIALS					9,575,737
HEALTH CARE — 0.3%
Health Care Providers & Services — 0.3%
Tenet Healthcare Corp., Senior Secured Notes	9.000%	5/1/15	2,142,000		2,259,810
MATERIALS — 0.8%
Containers & Packaging — 0.2%
Ball Corp., Senior Notes	7.375%	9/1/19	2,070,000		2,183,850
Metals & Mining — 0.6%
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	3,460,000		3,710,850
Vale Overseas Ltd., Notes	8.250%	1/17/34	850,000		1,035,300
Vale Overseas Ltd., Notes	6.875%	11/21/36	180,000		194,148
Total Metals & Mining					4,940,298
TOTAL MATERIALS					7,124,148
TELECOMMUNICATION SERVICES — 0.1%
Wireless Telecommunication Services — 0.1%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	590,000		655,060
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	440,000		464,640
TOTAL TELECOMMUNICATION SERVICES					1,119,700
UTILITIES — 0.1%
Independent Power Producers & Energy Traders — 0.1%
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	1,101,000		1,073,475
TOTAL CORPORATE BONDS & NOTES (Cost — $44,437,138)					39,887,126
NON-U.S. TREASURY INFLATION PROTECTED SECURITIES — 8.9%
Australia — 1.4%
Australia Government, Bonds	3.000%	9/20/25	9,870,000	AUD	11,587,325
Canada — 3.9%
Government of Canada, Bonds	4.250%	12/1/21	13,116,605	CAD	17,535,745
Government of Canada, Bonds	4.250%	12/1/26	7,447,153	CAD	10,983,466

See Notes to Schedule of Investments.

WESTERN ASSET/CLAYMORE INFLATION-LINKED OPPORTUNITIES & INCOME FUND

Schedule of investments (unaudited) (cont’d)

September 30, 2011

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Canada — (continued)
Government of Canada, Bonds	2.000%	12/1/41	4,380,902	CAD	$5,468,499
Total Canada					33,987,710
France — 3.6%
French Treasury Notes, Notes	0.450%	7/25/16	23,120,143	EUR	31,532,761
TOTAL NON-U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $80,000,565)					77,107,796
SOVEREIGN BONDS — 0.5%
India — 0.1%
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	1,103,000		915,490	(b)(c)
Russia — 0.4%
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	2,980,950		3,349,634	(c)
TOTAL SOVEREIGN BONDS (Cost — $4,431,580)					4,265,124

		EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS — 0.0%
U.S. Treasury 30-Year Bonds, Put @ $135.00 (Cost - $656,717)		10/21/11	1,490		256,094
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $752,280,425)					824,807,104

		MATURITY DATE	FACE AMOUNT †
SHORT-TERM INVESTMENTS — 2.1%
Repurchase Agreements — 2.1%
Credit Suisse First Boston Inc. tri-party repurchase agreement dated 9/30/11; Proceeds at maturity - $18,688,016; (Fully collateralized by U.S. government obligations, 4.500% due 5/15/38; Market value - $19,108,001) (Cost - $18,688,000)	0.010%	10/3/11	18,688,000		18,688,000
TOTAL INVESTMENTS — 97.1% (Cost — $770,968,425#)					843,495,104
Other Assets in Excess of Liabilities — 2.9%					24,991,284
TOTAL NET ASSETS — 100.0%					$868,486,388
†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(e)	The coupon payment on these securities is currently in default as of September 30, 2011.
(f)	Illiquid security.
(g)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).
(h)	Value is less than $1.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
AUD	- Australian Dollar
CAD	- Canadian Dollar
EUR	- Euro
HELOC	- Home Equity Line of Credit

SCHEDULE OF WRITTEN OPTIONS
SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
U.S. Treasury 10-Year Notes, Put	10/21/11	$129.00	139	$60,813
U.S. Treasury 30-Year Bonds, Put	10/21/11	132.00	1,490	93,125
TOTAL WRITTEN OPTIONS (Premiums received — $329,596)				$153,938

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified, closed-end management investment company. The Fund commenced operations on February 25, 2004 .

The Fund’s primary investment objective is to provide current income for its shareholders. Capital appreciation, when consistent with current income, is a secondary investment objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation.  The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

Notes to Schedule of Investments (unaudited) (continued)

ASSETS

	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)		TOTAL
Long-term investments†:
U.S. treasury inflation protected securities	—	$684,408,857	—		$684,408,857
Asset-backed securities	—	3,427,765	—		3,427,765
Collateralized mortgage obligations	—	10,488,540	—		10,488,540
Collateralized senior loans	—	4,965,802	—		4,965,802
Corporate bonds & notes	—	39,887,126	$0	*	39,887,126
Non-U.S. treasury inflation protected securities	—	77,107,796	—		77,107,796
Sovereign bonds	—	4,265,124	—		4,265,124
Purchased options	$256,094	—	—		256,094
Total long-term investments	$256,094	$824,551,010	$0	*	$824,807,104
Short-term investments†	—	18,688,000	—		18,688,000
Total investments	$256,094	$843,239,010	$0	*	$843,495,104
Other financial instruments:
Futures contracts	$253,280	—	—		$253,280
Forward foreign currency contracts	—	$5,446,323	—		5,446,323
Total other financial instruments	$253,280	$5,446,323	—		$5,699,603
Total	$509,374	$848,685,333	$0	*	$849,194,707

LIABILITIES

	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Other financial instruments:
Written options	$153,938	—	—	$153,938
Futures contracts	130,760	—	—	130,760
Credit default swaps on corporate issues - sell protection	—	$138,623	—	138,623
Total	$284,698	$138,623	—	$423,321

†See Schedule of Investments for additional detailed categorizations.

* Value is less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES
Balance as of December 31, 2010	$0	*
Accrued premiums/discounts	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of September 30, 2011	$0	*
Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2011	—

* Value is less than $1.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical

Notes to Schedule of Investments (unaudited) (continued)

repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes.  A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction.  A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Notes to Schedule of Investments (unaudited) (continued)

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount.  As of September 30, 2011, the total notional value of all credit default swaps to sell protection is $8,100,000.  This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage.  CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Notes to Schedule of Investments (unaudited) (continued)

(h) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(i) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features.  The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time.  If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Notes to Schedule of Investments (unaudited) (continued)

As of September 30, 2011, the Fund held written options and credit default swaps with credit related contingent features which had a liability position of $292,561. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(m) Security Transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At September 30, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$85,031,643
Gross unrealized depreciation	(12,504,964)
Net unrealized appreciation	$72,526,679

Transactions in reverse repurchase agreements for the Fund during the period ended September 30, 2011 were as follows:

Average	Weighted	Maximum
Daily	Average	Amount
Balance*	Interest Rate*	Outstanding*
$51,001,071	0.25%	$51,039,300

* Average based on the number of days the Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.24% to 0.28% during the period ended September 30, 2011. Interest expense incurred on reverse repurchase agreements totaled $6,403.

During the period ended September 30, 2011, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding December 31, 2010	—	—
Options written	2,762	$1,034,711
Options closed	(409)	(343,765)
Options exercised	(174)	(27,981)
Options expired	(550)	(333,369)
Written options, outstanding September 30, 2011	1,629	$329,596

At September 30, 2011, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
3-Months Euribor	2,053	12/11	$715,242	$584,482	$(130,760)
U.S. Treasury 10-Year Notes	125	12/11	16,097,625	16,261,719	164,094
					$33,334
Contracts to Sell:
3-Months Euribor	2,053	12/11	209,520	120,334	89,186
Net unrealized gain on open futures contracts					$122,520

At September 30, 2011, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN
Contracts to Sell:
Australian Dollar	Credit Suisse First Boston Inc.	5,509,000	$5,299,544	11/16/11	$366,462
Australian Dollar	Credit Suisse First Boston Inc.	23,221,677	22,338,775	11/16/11	1,017,588
Canadian Dollar	Citibank N.A.	10,110,000	9,637,175	11/16/11	599,867
Canadian Dollar	Citibank N.A.	12,760,000	12,163,239	11/16/11	739,400
Canadian Dollar	Credit Suisse First Boston Inc.	13,400,000	12,773,307	11/16/11	754,121
Euro	Credit Suisse First Boston Inc.	300,000	401,811	11/16/11	7,017
Euro	Credit Suisse First Boston Inc.	982,429	1,315,836	11/16/11	84,714
Euro	Citibank N.A.	22,161,209	29,682,070	11/16/11	1,877,154
Net unrealized gain on open forward foreign currency contracts					$5,446,323

Notes to Schedule of Investments (unaudited) (continued)

At September 30, 2011, the Fund held the following credit default swap contracts:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT SEPTEMBER 30, 2011[3]	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION

JPMorgan Chase & Co. (SLM Corp., 5.125%, due 8/27/12)	$8,100,000	12/20/12	3.94%	2.500% Quarterly	$(138,623)	—	$(138,623)

1 If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2 The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

3 Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

‡  Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2011.

	Futures Contracts		Purchased	Written	Forward Foreign Currency Contracts		Swap
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Options, at value	Options, at value	Unrealized Appreciation	Unrealized Depreciation	Contracts, at value	Total
Interest Rate Contracts	$253,280	$(130,760)	$256,094	$(153,938)	—	—	—	$224,676
Foreign Exchange Contracts	—	—	—	—	$5,446,323	—	—	5,446,323
Credit Contracts	—	—	—	—	—	—	$(138,623)	(138,623)
Total	$253,280	$(130,760)	$256,094	$(153,938)	$5,446,323	—	$(138,623)	$5,532,376

During the period ended September 30, 2011, the volume of derivative activity for the Fund was as follows:

Notes to Schedule of Investments (unaudited) (continued)

Average Market Value
Purchased options	$76,806
Written options	25,706
Forward foreign currency contracts (to buy)†	9,284,038
Forward foreign currency contracts (to sell)	53,827,147
Futures contracts (to buy)	5,194,558
Futures contracts (to sell)	21,512,134

Average Notional Balance
Credit default swap contracts (to sell protection)	$17,704,800

† At September 30, 2011, there were no open positions held in this derivative.

Item 2.                          Controls and Procedures

(a)                   The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are effective, and that the disclosure controls and procedures are reasonably designed to ensure (1) that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the required time periods and (2) that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-Q is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)                  There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the internal control over financial reporting.

Item 3.                          Exhibits

Certifications as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset/Claymore Inflation-Linked Opportunities & Income Fund

By:	R. Jay Gerken
R. Jay Gerken
Trustee and President
Date: November 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	R. Jay Gerken
R. Jay Gerken
Trustee and President
Date: November 28, 2011

By:	Kaprel Ozsolak
Kaprel Ozsolak
Principal Financial and Accounting Officer
Date: November 28, 2011